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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 18, 1999, included in F.Y.I. Incorporated's Annual Report on Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.



ARTHUR ANDERSEN LLP

Dallas, Texas
September 17, 1999